Exhibit 99.1

Conduit Fixed Rate Securitization                                                                                     MORGAN STANLEY
Collateral Analysis                                                                                                      521 records
Preliminary Pool; Pool 1 - 15 Year                                                                              Balance: 213,277,399
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                              Number                         % of                Average
                                                  of             Total      Total   Weighted    Original   Percent
                                            Mortgage           Current    Current    Average     Subject  Full-Alt             FICO
Mortgage Rates (%)                             Loans           Balance    Balance     Coupon         LTV       Doc            Score
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                      8      3,388,680.25       1.59      4.500       59.61      71.2              755
4.501 - 5.000                                     38     16,956,664.62       7.95      4.916       51.20      91.5              750
5.001 - 5.500                                    304    138,431,427.09      64.91      5.354       56.15      74.4              742
5.501 - 6.000                                    120     44,983,747.21      21.09      5.743       61.68      45.9              720
6.001 - 6.500                                     22      5,595,587.59       2.62      6.246       66.34      19.7              692
6.501 - 7.000                                     20      2,954,809.89       1.39      6.767       68.12       0.0              681
7.001 - 7.500                                      7        550,076.60       0.26      7.357       76.77       0.0              691
7.501 - 8.000                                      2        416,406.16       0.20      7.734       61.91       0.0              669
------------------------------------------------------------------------------------------------------------------------------------
Total:                                           521    213,277,399.41     100.00      5.441       57.47      66.9              736
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.5000
Maximum: 7.7500
Weighted Average: 5.4405
------------------------------------------------------------------------------------------------------------------------------------











This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
Jan 12, 2004 23:27                                                                                                       Page 1 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas

Conduit Fixed Rate Securitization                                                                                     MORGAN STANLEY
Collateral Analysis                                                                                                      521 records
Preliminary Pool; Pool 1 - 15 Year                                                                              Balance: 213,277,399
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                              Number                         % of                Average
                                                  of             Total      Total   Weighted    Original   Percent
Original Mortgage Loan                      Mortgage           Current    Current    Average     Subject  Full-Alt             FICO
Principal Balance($)                           Loans           Balance    Balance     Coupon         LTV       Doc            Score
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                                 39      2,384,171.14       1.12      6.187       57.35      17.0              719
100,000.01 - 200,000.00                           44      5,654,730.03       2.65      5.926       58.53       1.8              717
200,000.01 - 300,000.00                            8      1,951,723.62       0.92      5.577       68.41      27.1              722
300,000.01 - 400,000.00                          140     48,855,671.45      22.91      5.502       59.83      62.8              731
400,000.01 - 500,000.00                          149     64,607,214.94      30.29      5.401       59.17      68.6              738
500,000.01 - 600,000.00                           66     35,156,743.16      16.48      5.332       57.32      71.1              740
600,000.01 - 700,000.00                           48     29,605,282.86      13.88      5.403       55.99      73.2              740
700,000.01 - 800,000.00                            4      3,004,229.22       1.41      5.405       61.61      75.6              721
800,000.01 - 900,000.00                           12      9,911,445.58       4.65      5.304       48.07      91.7              756
900,000.01 - 1,000,000.00                          5      4,836,412.51       2.27      5.550       42.96      79.8              713
1,000,000.01 - 1,500,000.00                        6      7,309,774.90       3.43      5.527       50.42      66.1              741
------------------------------------------------------------------------------------------------------------------------------------
Total:                                           521    213,277,399.41     100.00      5.441       57.47      66.9              736
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 22,000.00
Maximum: 1,490,000.00
Average: 425,063.03
Total: 221,457,837.00
------------------------------------------------------------------------------------------------------------------------------------











This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
Jan 12, 2004 23:27                                                                                                       Page 2 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas

Conduit Fixed Rate Securitization                                                                                     MORGAN STANLEY
Collateral Analysis                                                                                                      521 records
Preliminary Pool; Pool 1 - 15 Year                                                                              Balance: 213,277,399
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                              Number                         % of                Average
                                                  of             Total      Total   Weighted    Original   Percent
Original Subject                            Mortgage           Current    Current    Average     Subject  Full-Alt             FICO
Loan-to-Value Ratio(%)                         Loans           Balance    Balance     Coupon         LTV       Doc            Score
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                         152     67,514,238.76     31.66       5.378      38.86      74.8               742
50.01 - 55.00                                     45     18,165,625.80      8.52       5.339      52.97      78.0               742
55.01 - 60.00                                     62     23,391,934.96     10.97       5.418      57.70      58.3               740
60.01 - 65.00                                     67     29,154,308.45     13.67       5.413      62.72      68.2               742
65.01 - 70.00                                     64     26,612,514.42     12.48       5.434      67.97      59.2               736
70.01 - 75.00                                     60     23,937,792.23     11.22       5.579      73.23      56.4               721
75.01 - 80.00                                     63     23,294,903.69     10.92       5.577      78.38      62.7               721
80.01 - 85.00                                      3        461,773.08      0.22       5.775      83.82      77.7               700
85.01 - 90.00                                      3        335,006.94      0.16       7.230      88.93       0.0               699
90.01 - 95.00                                      2        409,301.08      0.19       6.187      92.66      79.2               735
------------------------------------------------------------------------------------------------------------------------------------
Total:                                           521    213,277,399.41    100.00       5.441      57.47      66.9               736
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.24
Maximum: 95.00
Weighted Average by Original Balance: 57.38
Weighted Average by Current Balance: 57.47
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                              Number                         % of                Average
                                                  of             Total      Total   Weighted    Original   Percent
                                            Mortgage           Current    Current    Average     Subject  Full-Alt             FICO
Loans with PMI over 80 LTV                     Loans           Balance    Balance     Coupon         LTV       Doc            Score
------------------------------------------------------------------------------------------------------------------------------------
N                                                  2        682,956.26     56.63       5.744      87.55     100.0               722
Y                                                  6        523,124.84     43.37       7.070      89.15       0.0               698
------------------------------------------------------------------------------------------------------------------------------------
Total:                                             8      1,206,081.10    100.00       6.319      88.24      56.6               712
------------------------------------------------------------------------------------------------------------------------------------











This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
Jan 12, 2004 23:27                                                                                                       Page 3 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas

Conduit Fixed Rate Securitization                                                                                     MORGAN STANLEY
Collateral Analysis                                                                                                      521 records
Preliminary Pool; Pool 1 - 15 Year                                                                              Balance: 213,277,399
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                              Number                         % of                Average
                                                  of             Total      Total   Weighted    Original   Percent
                                            Mortgage           Current    Current    Average     Subject  Full-Alt             FICO
Seasoning                                      Loans           Balance    Balance     Coupon         LTV       Doc            Score
------------------------------------------------------------------------------------------------------------------------------------
1 - 3                                             46      5,743,917.39       2.69      6.325       65.55       9.9              707
4 - 6                                            178     72,188,404.46      33.85      5.384       58.73      66.7              744
7 - 9                                            173     78,935,864.68      37.01      5.383       58.10      69.3              732
10 - 12                                          121     55,582,821.98      26.06      5.494       53.88      69.5              735
13 - 15                                            3        826,390.90       0.39      6.129       73.26      83.6              685
------------------------------------------------------------------------------------------------------------------------------------
Total:                                           521    213,277,399.41     100.00      5.441       57.47      66.9              736
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 15
Weighted Average: 8.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                              Number                         % of                Average
Geographic                                        of             Total      Total   Weighted    Original   Percent
Distribution                                Mortgage           Current    Current    Average     Subject  Full-Alt             FICO
by Balance                                     Loans           Balance    Balance     Coupon         LTV       Doc            Score
------------------------------------------------------------------------------------------------------------------------------------
California                                       226    100,569,063.33      47.15      5.389       54.83      70.2              740
Virginia                                          28     12,148,973.39       5.70      5.405       59.83      51.4              736
New York                                          26     11,932,171.40       5.59      5.570       55.20      66.4              739
Texas                                             22      9,755,554.21       4.57      5.466       63.38      76.2              732
New Jersey                                        24      9,232,536.43       4.33      5.479       58.42      45.0              740
Maryland                                          24      8,316,530.26       3.90      5.441       57.63      72.1              722
Connecticut                                       15      7,528,825.58       3.53      5.335       51.65      82.4              746
Michigan                                          11      5,591,581.83       2.62      5.414       58.24      70.9              762
Florida                                           20      4,964,848.79       2.33      5.669       62.30      57.4              708
Georgia                                           13      4,851,472.40       2.27      5.423       66.70      70.0              730
Other                                            112     38,385,841.79      18.00      5.527       61.84      62.5              727
------------------------------------------------------------------------------------------------------------------------------------
Total:                                           521    213,277,399.41     100.00      5.441       57.47      66.9              736
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 38
------------------------------------------------------------------------------------------------------------------------------------











This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
====================================================================================================================================
Jan 12, 2004 23:27                                                                                                       Page 4 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas

Conduit Fixed Rate Securitization                                                                                  MORGAN STANLEY
Collateral Analysis                                                                                                   521 records
Preliminary Pool; Pool 1 - 15 Year                                                                           Balance: 213,277,399
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                          Number                            % of                  Average
                                              of               Total       Total    Weighted      Original      Percent
Top 10 City                             Mortgage             Current     Current     Average       Subject     Full-Alt     FICO
Concentrations                             Loans             Balance     Balance      Coupon           LTV          Doc    Score
---------------------------------------------------------------------------------------------------------------------------------
Los Angeles CA                                18        9,792,461.85        4.59       5.559         54.82         72.1      723
Huntington Beach CA                            6        3,181,644.69        1.49       5.370         53.94         87.2      746
Beverly Hills CA                               6        3,104,844.06        1.46       5.193         29.59         86.6      751
Manhattan Beach CA                             5        2,479,238.17        1.16       5.425         48.01        100.0      749
Irvine CA                                      5        2,271,445.21        1.07       5.486         54.91         48.7      757
Ann Arbor MI                                   3        1,998,576.30        0.94       5.436         56.35         51.1      762
Fairfax Station VA                             4        1,969,709.43        0.92       5.356         53.91         20.4      726
Atlanta GA                                     3        1,940,086.18        0.91       5.378         61.49         76.3      710
Potomac MD                                     3        1,909,794.21        0.90       5.347         45.75        100.0      712
Newport Beach CA                               3        1,825,833.33        0.86       5.184         40.22         31.7      726
Other                                        465      182,803,765.98       85.71       5.444         58.61         66.3      736
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       521      213,277,399.41      100.00       5.441         57.47         66.9      736
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                          Number                            % of                   Average
Top 10                                        of               Total       Total    Weighted      Original      Percent
Zip Code                                Mortgage             Current     Current     Average       Subject     Full-Alt     FICO
Concentrations                             Loans             Balance     Balance      Coupon           LTV          Doc    Score
---------------------------------------------------------------------------------------------------------------------------------
92648                                          5        2,628,943.10        1.23       5.474         53.65         84.5      745
90266                                          5        2,479,238.17        1.16       5.425         48.01        100.0      749
48105                                          3        1,998,576.30        0.94       5.436         56.35         51.1      762
22039                                          4        1,969,709.43        0.92       5.356         53.91         20.4      726
20854                                          3        1,909,794.21        0.90       5.347         45.75        100.0      712
90020                                          2        1,808,211.77        0.85       5.809         37.06        100.0      697
90275                                          4        1,775,535.43        0.83       5.181         42.58        100.0      727
91302                                          4        1,694,980.49        0.79       5.647         51.08         54.2      735
92064                                          2        1,606,052.24        0.75       5.375         57.96        100.0      739
90402                                          2        1,603,721.74        0.75       5.692         57.35          0.0      751
Other                                        487      193,802,636.53       90.87       5.438         58.19         66.4      736
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       521      213,277,399.41      100.00       5.441         57.47         66.9      736
---------------------------------------------------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan
Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or
Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
=================================================================================================================================
Jan 12, 2004 23:27                                                                                                    Page 5 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas

Conduit Fixed Rate Securitization                                                                                  MORGAN STANLEY
Collateral Analysis                                                                                                   521 records
Preliminary Pool; Pool 1 - 15 Year                                                                           Balance: 213,277,399
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                          Number                            % of                   Average
                                              of               Total       Total    Weighted      Original      Percent
                                        Mortgage             Current     Current     Average       Subject     Full-Alt     FICO
Property Type                              Loans             Balance     Balance      Coupon           LTV         Doc     Score
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                      372      148,695,834.86       69.72       5.442         57.08         67.9      735
PUD                                          122       53,655,877.42       25.16       5.402         58.22         66.4      736
Condo                                         13        5,463,224.56        2.56       5.445         59.56         81.5      767
Townhouse                                      5        3,188,544.72        1.50       5.580         52.07         53.3      752
2-4 Family                                     9        2,273,917.85        1.07       6.038         67.73          0.0      700
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       521      213,277,399.41      100.00       5.441         57.47         66.9      736
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                          Number                            % of                   Average
                                              of               Total       Total    Weighted      Original     Percent
                                        Mortgage             Current     Current     Average       Subject     Full-Alt     FICO
Occupancy                                  Loans             Balance     Balance      Coupon           LTV         Doc     Score
---------------------------------------------------------------------------------------------------------------------------------
Primary                                      496      206,855,731.26       96.99       5.433         57.35         67.4      736
Second Home                                   12        4,056,188.87        1.90       5.516         60.49         60.6      744
Investment                                    13        2,365,479.28        1.11       5.945         63.30         34.7      730
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       521      213,277,399.41      100.00       5.441         57.47         66.9      736
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                          Number                            % of                   Average
                                              of               Total       Total    Weighted      Original      Percent
                                        Mortgage             Current     Current     Average       Subject     Full-Alt     FICO
Purpose                                    Loans             Balance     Balance      Coupon           LTV         Doc     Score
---------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                        342      149,474,448.70       70.08       5.391         55.30         69.7      742
Refinance - Cashout                          148       53,660,785.33       25.16       5.533         61.86         63.9      722
Purchase                                      31       10,142,165.38        4.76       5.676         66.29         42.4      730
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       521      213,277,399.41      100.00       5.441         57.47         66.9      736
---------------------------------------------------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan
Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or
Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
=================================================================================================================================
Jan 12, 2004 23:27                                                                                                    Page 6 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas

Conduit Fixed Rate Securitization                                                                                  MORGAN STANLEY
Collateral Analysis                                                                                                   521 records
Preliminary Pool; Pool 1 - 15 Year                                                                           Balance: 213,277,399
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                          Number                            % of                  Average
                                              of               Total       Total    Weighted      Original      Percent
                                        Mortgage             Current     Current     Average       Subject     Full-Alt     FICO
Documentation Level                        Loans             Balance     Balance      Coupon           LTV          Doc    Score
---------------------------------------------------------------------------------------------------------------------------------
Full/Alt                                     302      142,731,869.65       66.92       5.348         56.18       `100.0      742
Stated                                       162       62,673,555.37       29.39       5.554         59.79          0.0      726
No Documentation                              44        5,913,351.53        2.77       6.280         60.37          0.0      701
Streamline                                    13        1,958,622.86        0.92       6.024         68.84          0.0      707
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       521      213,277,399.41      100.00       5.441         57.47         66.9      736
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                          Number                            % of                   Average
                                              of               Total       Total    Weighted      Original      Percent
FICO                                    Mortgage             Current     Current     Average       Subject     Full-Alt     FICO
Score                                      Loans             Balance     Balance      Coupon           LTV          Doc    Score
---------------------------------------------------------------------------------------------------------------------------------
Unknown                                        1          103,981.71        0.05       6.875         59.72          0.0        0
601 - 625                                      5        1,729,974.98        0.81       5.889         61.73         67.7      624
626 - 650                                     10        2,664,013.74        1.25       5.963         70.72         44.7      636
651 - 675                                     38       14,081,005.81        6.60       5.830         58.44         35.6      666
676 - 700                                     66       24,777,780.25       11.62       5.529         63.80         61.6      689
701 - 725                                     86       34,304,939.34       16.08       5.503         59.43         55.2      713
726 - 750                                    111       46,846,533.35       21.97       5.384         56.86         71.0      739
751 - 775                                    119       51,574,579.38       24.18       5.355         53.75         72.7      762
776 - 800                                     76       33,269,424.52       15.60       5.290         55.30         83.6      786
801 - 825                                      9        3,925,166.33        1.84       5.426         60.64         66.7      804
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       521      213,277,399.41      100.00       5.441         57.47         66.9      736
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 621
Maximum: 808
Weighted Average: 736
---------------------------------------------------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan
Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or
Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
=================================================================================================================================
Jan 12, 2004 23:27                                                                                                    Page 7 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas

Conduit Fixed Rate Securitization                                                                                  MORGAN STANLEY
Collateral Analysis                                                                                                   521 records
Preliminary Pool; Pool 1 - 15 Year                                                                           Balance: 213,277,399
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                          Number                            % of                   Average
                                              of               Total       Total    Weighted      Original      Percent
                                        Mortgage             Current     Current     Average       Subject     Full-Alt     FICO
Prepayment Penalty Flag                    Loans             Balance     Balance      Coupon           LTV          Doc    Score
---------------------------------------------------------------------------------------------------------------------------------
N                                            519      212,987,173.25       99.86       5.439         57.44         67.0      736
Y                                              2          290,226.16        0.14       6.895         80.66          0.0      697
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       521      213,277,399.41      100.00       5.441         57.47         66.9      736
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                          Number                % of                               Average
                                              of               Total       Total    Weighted      Original      Percent
                                        Mortgage             Current     Current     Average       Subject      Full-Alt    FICO
Prepayment Penalty Term                    Loans             Balance     Balance      Coupon           LTV          Doc    Score
---------------------------------------------------------------------------------------------------------------------------------
0                                            519      212,987,173.25       99.86       5.439         57.44         67.0      736
60                                             2          290,226.16        0.14       6.895         80.66          0.0       697
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       521      213,277,399.41      100.00       5.441         57.47         66.9      736
---------------------------------------------------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan
Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or
Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.

Jan 12, 2004 23:27                                                                                                    Page 8 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas
=================================================================================================================================

Conduit Fixed Rate Securitization                                                                  MORGAN STANLEY
Collateral Analysis                                                                                   435 records
Preliminary Pool; Pool 2 - 30 Year                                                            Balance: 163,065,589

==================================================================================================================


------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                              Number                          % of                    Average
                                  of            Total        Total    Weighted       Original     Percent
                            Mortgage          Current      Current     Average        Subject    Full-AlT    FICO
Mortgage Rates (%)             Loans          Balance      Balance      Coupon            LTV         Doc   Score
------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                     41    18,364,685.01        11.26       5.437          66.52        87.1     736
5.501 - 6.000                    162    73,272,170.09        44.93       5.850          68.80        53.2     735
6.001 - 6.500                    102    37,966,615.52        23.28       6.292          67.21        39.0     725
6.501 - 7.000                     52    11,868,928.78         7.28       6.840          73.72        18.9     699
7.001 - 7.500                     36     9,764,903.79         5.99       7.381          79.52         8.3     694
7.501 - 8.000                     20     5,633,389.32         3.45       7.803          87.41         0.0     689
8.001 - 8.500                     19     4,795,484.34         2.94       8.373          90.72         0.0     700
8.501 - 9.000                      2     1,032,032.80         0.63       8.810          92.39         0.0     686
9.001 - 9.500                      1       367,378.95         0.23       9.375          95.00         0.0     620
------------------------------------------------------------------------------------------------------------------
Total:                           435   163,065,588.60       100.00       6.238          70.67        44.7     725
------------------------------------------------------------------------------------------------------------------
Minimum: 5.1250
Maximum: 9.3750
Weighted Average: 6.2382
------------------------------------------------------------------------------------------------------------------









-------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------------------------------------------------

Jan 13, 2004 00:28                                                                                            Page 1 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas



Conduit Fixed Rate Securitization                                                                  MORGAN STANLEY
Collateral Analysis                                                                                   435 records
Preliminary Pool; Pool 2 - 30 Year                                                           Balance: 163,065,589
==================================================================================================================


------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                              Number                          % of                    Average
                                  of            Total        Total    Weighted       Original     Percent
Original Mortgage Loan      Mortgage          Current      Current     Average        Subject    Full-Alt    FICO
Principal Balance ($)          Loans          Balance      Balance      Coupon            LTV         Doc   Score
------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                 26     1,882,533.52         1.15       6.941          73.14        25.7     695
100,000.01 - 200,000.00           67    10,236,819.71         6.28       6.771          75.99        20.3     688
200,000.01 - 300,000.00           25     6,214,413.40         3.81       6.802          73.17         4.1     696
300,000.01 - 400,000.00          109    39,394,619.76        24.16       6.483          73.90        38.3     718
400,000.01 - 500,000.00          128    56,797,805.86        34.83       6.058          68.27        54.2     738
500,000.01 - 600,000.00           43    23,157,678.00        14.20       6.044          70.04        41.9     726
600,000.01 - 700,000.00           30    19,020,768.19        11.66       6.036          69.82        56.8     726
700,000.01 - 800,000.00            2     1,496,746.99         0.92       6.069          67.02        48.9     686
800,000.01 - 900,000.00            1       878,892.87         0.54       6.375          68.15       100.0     741
900,000.01 - 1,000,000.00          4     3,985,310.30         2.44       5.938          63.85        50.0     748
------------------------------------------------------------------------------------------------------------------
Total:                           435   163,065,588.60       100.00       6.238          70.67        44.7     725
------------------------------------------------------------------------------------------------------------------
Minimum: 33,500.00
Maximum: 1,000,000.00
Average: 377,618.36
Total: 164,263,985.00
------------------------------------------------------------------------------------------------------------------













-------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------------------------------------------------
Jan 13, 2004 00:28                                                                                            Page 2 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas



Conduit Fixed Rate Securitization                                                                  MORGAN STANLEY
Collateral Analysis                                                                                   435 records
Preliminary Pool; Pool 2 - 30 Year                                                           Balance: 163,065,589
==================================================================================================================


------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                              Number                          % of                    Average
                                  of            Total        Total    Weighted       Original     Percent
                            Mortgage          Current      Current     Average        Subject    Full-AlT    FICO
Mortgage Rates (%)             Loans          Balance      Balance      Coupon            LTV         Doc   Score
------------------------------------------------------------------------------------------------------------------
<= 50.00                          40    15,007,863.54         9.20       6.047          41.51        45.2     743
50.01 - 55.00                     12     5,118,651.59         3.14       5.963          52.88        74.4     731
55.01 - 60.00                     26     9,415,417.49         5.77       5.833          57.80        64.0     757
60.01 - 65.00                     43    18,687,979.06        11.46       6.045          63.11        36.3     738
65.01 - 70.00                     60    25,631,598.35        15.72       6.039          68.05        40.3     728
70.01 - 75.00                     56    23,428,973.56        14.37       6.094          73.38        44.8     721
75.01 - 80.00                    128    45,272,078.58        27.76       6.140          78.87        54.2     715
80.01 - 85.00                      6     1,604,572.34         0.98       6.908          83.90        22.3     697
85.01 - 90.00                     29     8,678,205.43         5.32       7.449          88.97        13.0     702
90.01 - 95.00                     35    10,220,248.66         6.27       7.519          94.50        25.0     705
------------------------------------------------------------------------------------------------------------------
Total:                           435   163,065,588.60       100.00       6.238          70.67        44.7     725
------------------------------------------------------------------------------------------------------------------
Minimum: 12.43
Maximum: 95.00
Weighted Average by Original Balance: 70.69
Weighted Average by Current Balance: 70.67
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                              Number                          % of                    Average
                                  of          Total          Total    Weighted       Original     Percent
                            Mortgage          Current      Current     Average        Subject    Full-Alt    FICO
Loans with PMI over 80 LTV     Loans          Balance      Balance      Coupon            LTV         Doc   Score
------------------------------------------------------------------------------------------------------------------
Y                                 60    16,871,564.26        82.29       7.699          91.54         9.2     702
N                                 10     3,631,462.17        17.71       6.245          90.37        68.4     708
------------------------------------------------------------------------------------------------------------------
Total:                            70    20,503,026.43       100.00       7.442          91.33        19.7     703
------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------------------------------------------------
Jan 13, 2004 00:28                                                                                            Page 3 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas



Conduit Fixed Rate Securitization                                                                  MORGAN STANLEY
Collateral Analysis                                                                                   435 records
Preliminary Pool; Pool 2 - 30 Year                                                           Balance: 163,065,589
==================================================================================================================


------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                              Number                          % of                    Average
                                  of            Total        Total    Weighted       Original     Percent
                            Mortgage          Current      Current     Average        Subject    Full-AlT    FICO
Seasoning                      Loans          Balance      Balance      Coupon            LTV         Doc   Score
------------------------------------------------------------------------------------------------------------------
<= 0                               3       802,550.00         0.49       5.972          80.09        75.7     709
1 - 3                            145    37,694,912.94        23.12       6.761          74.20        27.9     705
4 - 6                            172    73,635,256.01        45.16       5.997          70.49        56.2     731
7 - 9                            106    48,321,988.80        29.63       6.140          67.68        40.0     731
10 - 12                            7     1,732,037.15         1.06       7.738          85.51        23.1     714
13 - 15                            2       878,843.70         0.54       6.704          60.99        61.4     685
------------------------------------------------------------------------------------------------------------------
Total:                           435   163,065,588.60       100.00       6.238          70.67        44.7     725
------------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 15
Weighted Average: 5.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                              Number                         % of                     Average
Geographic                        of            Total        Total    Weighted       Original     Percent
Distribution                Mortgage          Current      Current     Average        Subject    Full-Alt    FICO
by Balance                     Loans          Balance      Balance      Coupon            LTV         Doc   Score
------------------------------------------------------------------------------------------------------------------
California                       162    68,643,312.00        42.10       6.081          67.36        43.8     733
Texas                             30    13,147,797.84         8.06       5.857          69.50        81.2     721
Virginia                          28    11,199,796.39         6.87       6.302          75.68        22.7     737
Massachusetts                     18     6,355,802.02         3.90       6.463          72.30        51.9     723
Maryland                          17     6,110,594.75         3.75       6.317          76.69        42.7     723
Florida                           24     6,065,362.89         3.72       6.913          73.49        16.2     710
New York                          19     5,134,901.96         3.15       6.705          73.37        31.5     716
Illinois                          15     5,114,920.93         3.14       6.480          71.64        68.7     679
New Jersey                        15     4,814,875.42         2.95       6.564          76.28         7.9     705
Arizona                           10     4,549,819.41         2.79       6.399          71.98        54.0     725
Other                             97    31,928,404.99        19.58       6.336          72.87        46.0     717
------------------------------------------------------------------------------------------------------------------
Total:                           435   163,065,588.60       100.00       6.238          70.67        44.7     725
------------------------------------------------------------------------------------------------------------------
Number of States
Represented:                      36
------------------------------------------------------------------------------------------------------------------








-------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------------------------------------------------
Jan 13, 2004 00:28                                                                                            Page 4 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas


Conduit Fixed Rate Securitization                                                                  MORGAN STANLEY
Collateral Analysis                                                                                   435 records
Preliminary Pool; Pool 2 - 30 Year                                                           Balance: 163,065,589
==================================================================================================================


------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                              Number                          % of                    Average
                                  of            Total        Total    Weighted       Original     Percent
Top 10 City                 Mortgage          Current      Current     Average        Subject    Full-AlT    FICO
Concentrations                 Loans          Balance      Balance      Coupon            LTV         Doc   Score
------------------------------------------------------------------------------------------------------------------
Los Angeles CA                    14     5,832,628.05         3.58       6.090          68.00        32.1     723
San Diego CA                       8     3,014,900.85         1.85       5.922          72.54        88.1     714
Austin TX                          6     2,789,211.40         1.71       5.615          64.99        64.2     725
Dallas TX                          5     2,665,484.07         1.63       5.796          68.44       100.0     729
Alexandria VA                      5     2,394,471.49         1.47       5.724          71.28        43.5     740
Las Vegas NV                       7     2,208,713.56         1.35       6.925          81.60        16.2     729
Carlsbad CA                        4     1,840,839.13         1.13       5.962          67.91        51.9     719
Oakland CA                         3     1,586,147.53         0.97       5.758          59.44        40.9     771
Houston TX                         4     1,571,576.23         0.96       6.273          63.62        86.0     747
Irvine CA                          3     1,470,957.88         0.90       5.894          65.54        25.0     736
Other                            376   137,690,658.41        84.44       6.283          71.02        42.9     724
------------------------------------------------------------------------------------------------------------------
Total:                           435   163,065,588.60       100.00       6.238          70.67        44.7     725
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                    Weighted
                               Number                         % of                   Average
Top 10                            of            Total        Total    Weighted      Original      Percent
Zip Code                    Mortgage          Current      Current     Average       Subject     Full-Alt     FICO
Concentrations                 Loans          Balance      Balance      Coupon           LTV          Doc    Score
------------------------------------------------------------------------------------------------------------------
92657                              2     1,635,686.83         1.00       5.951         66.38          0.0      782
75205                              3     1,551,856.34         0.95       5.712         67.37        100.0      718
85253                              2     1,461,089.56         0.90       5.819         55.92         68.1      740
92130                              3     1,424,374.19         0.87       5.564         73.32        100.0      734
92009                              3     1,333,923.72         0.82       5.947         67.52         71.6      719
94952                              3     1,264,113.04         0.78       5.667         63.10         68.6      740
95762                              2     1,210,334.84         0.74       6.835         75.52          0.0      692
78730                              2     1,075,194.19         0.66       5.450         52.50        100.0      712
33316                              1       999,073.80         0.61       6.375         64.52          0.0      785
55343                              1       997,955.91         0.61       5.875         66.67        100.0      664
Other                            413   150,111,986.18        92.06       6.267         71.12         43.3      724
-------------------------------------------------------------------------------------------------------------------
Total:                           435   163,065,588.60       100.00       6.238         70.67         44.7      725
-------------------------------------------------------------------------------------------------------------------










-------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------------------------------------------------
Jan 13, 2004 00:28                                                                                            Page 5 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas




Conduit Fixed Rate Securitization                                                                     MORGAN STANLEY
Collateral Analysis                                                                                      435 records
Preliminary Pool; Pool 2 - 30 Year                                                              Balance: 163,065,589
=====================================================================================================================


---------------------------------------------------------------------------------------------------------------------
                                                                                         Weighted
                               Number                                % of                 Average
                                   of                    Total      Total    Weighted    Original     Percent
                             Mortgage                  Current    Current     Average     Subject    Full-Alt    FICO
Property Type                   Loans                  Balance    Balance      Coupon         LTV         Doc    Score
---------------------------------------------------------------------------------------------------------------------
Single Family Residence           317           120,296,574.48      73.77       6.226       70.47        48.3      723
PUD                                77            31,536,192.23      19.34       6.191       71.04        39.7      731
Condo                              24             7,345,886.27       4.50       6.485       70.28        26.9      736
2-4 Family                         17             3,886,935.62       2.38       6.536       74.49         6.5      709
----------------------------------------------------------------------------------------------------------------------
Total:                            435           163,065,588.60     100.00       6.238       70.67        44.7      725
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                         Weighted
                               Number                                % of                 Average
                                   of                    Total      Total    Weighted    Original     Percent
                             Mortgage                  Current    Current     Average     Subject    Full-Alt    FICO
Occupancy                       Loans                  Balance    Balance      Coupon         LTV         Doc    Score
----------------------------------------------------------------------------------------------------------------------
Primary                           401           154,948,825.97      95.02       6.225       70.86        46.0      725
Investment                         22             4,099,904.12       2.51       6.805       72.65         9.5      698
Second Home                        12             4,016,858.51       2.46       6.155       61.22        29.1      729
----------------------------------------------------------------------------------------------------------------------
Total:                            435           163,065,588.60     100.00       6.238       70.67        44.7      725
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                         Weighted
                               Number                                % of                 Average
                                   of                    Total      Total    Weighted    Original     Percent
                             Mortgage                  Current    Current     Average     Subject    Full-Alt    FICO
Purpose                         Loans                  Balance    Balance      Coupon         LTV         Doc    Score
----------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term             200            88,275,287.04      54.13       5.941       66.34        48.1      737
Purchase                          127            39,916,447.94      24.48       6.849       82.21        28.5      715
Refinance - Cashout               108            34,873,853.62      21.39       6.292       68.42        54.4      702
----------------------------------------------------------------------------------------------------------------------
Total:                            435           163,065,588.60     100.00       6.238       70.67        44.7      725
----------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------------------------------------------------
Jan 13, 2004 00:28                                                                                            Page 6 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas

Conduit Fixed Rate Securitization                                                                      MORGAN STANLEY
Collateral Analysis                                                                                       435 records
Preliminary Pool; Pool 2 - 30 Year                                                               Balance: 163,065,589
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                         Weighted
                               Number                                % of                 Average
                                   of                    Total      Total    Weighted    Original     Percent
                             Mortgage                  Current    Current     Average     Subject    Full-Alt    FICO
Documentation Level             Loans                  Balance    Balance      Coupon         LTV         Doc    Score
---------------------------------------------------------------------------------------------------------------------
Full/Alt                          171            72,817,659.39      44.66       5.863       68.97      100.0       721
Stated                            159            60,635,291.68      37.18       6.152       67.90       0.0        739
No Documentation                   96            26,178,552.25      16.05       7.460       81.88       0.0        698
Streamline                          5             2,426,150.38       1.49       6.354       66.82       0.0        750
Unknown                             4             1,007,934.90       0.62       6.483       78.11       0.0        684
----------------------------------------------------------------------------------------------------------------------
Total:                            435           163,065,588.60     100.00       6.238       70.67      44.7        725
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                         Weighted
                               Number                                % of                 Average
                                   of                    Total      Total    Weighted    Original     Percent
FICO                         Mortgage                  Current    Current     Average     Subject    Full-Alt    FICO
Score                           Loans                  Balance    Balance      Coupon         LTV         Doc    Score
---------------------------------------------------------------------------------------------------------------------
Unknown                             4             1,649,754.26       1.01       5.976       70.91       100.0        0
576 - 600                           2               222,994.35       0.14       7.067       82.66       100.0      595
601 - 625                           7             1,754,340.40       1.08       7.712       84.18        24.3      620
626 - 650                          44            11,392,398.39       6.99       6.819       75.95        39.0      636
651 - 675                          41            15,960,602.36       9.79       6.176       73.56        71.7      662
676 - 700                          67            20,503,771.99      12.57       6.533       74.81        43.6      688
701 - 725                          60            23,009,479.73      14.11       6.337       72.37        40.7      714
726 - 750                          79            31,923,806.27      19.58       6.182       70.19        33.3      737
751 - 775                          75            31,960,597.53      19.60       6.046       69.31        48.6      763
776 - 800                          50            22,743,444.73      13.95       5.918       62.74        40.5      785
801 - 825                           6             1,944,398.59       1.19       5.702       61.51        48.9      806
-----------------------------------------------------------------------------------------------------------------------
Total:                            435           163,065,588.60     100.00       6.238       70.67        44.7      727
-----------------------------------------------------------------------------------------------------------------------
Minimum: 595
Maximum: 819
Weighted Average: 725
-----------------------------------------------------------------------------------------------------------------------









-------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------------------------------------------------
Jan 13, 2004 00:28                                                                                            Page 7 of 8
R:\Conduit Securitization\2004-1\Initial Fixed Pool 20040112.cas

Conduit Fixed Rate Securitization                                                                      MORGAN STANLEY
Collateral Analysis                                                                                       435 records
Preliminary Pool; Pool 2 - 30 Year                                                               Balance: 163,065,589
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                         Weighted
                               Number                                % of                 Average
                                   of                    Total      Total    Weighted    Original     Percent
                             Mortgage                  Current    Current     Average     Subject    Full-Alt    FICO
Prepayment Penalty Flag         Loans                  Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------
N                                 422           159,136,823.46      97.59       6.231       70.67        45.5      724
Y                                  13             3,928,765.14       2.41       6.520       70.73        12.4      729
-----------------------------------------------------------------------------------------------------------------------
Total:                            435           163,065,588.60     100.00       6.238       70.67        44.7      725
-----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                         Weighted
                               Number                                % of                 Average
                                   of                    Total      Total    Weighted    Original     Percent
                             Mortgage                  Current    Current     Average     Subject    Full-Alt    FICO
Prepayment Penalty Term         Loans                  Balance    Balance      Coupon         LTV         Doc    Score
-----------------------------------------------------------------------------------------------------------------------
0                                 422           159,136,823.46      97.59       6.231       70.67        45.5      724
12                                  2               573,980.65       0.35       6.500       51.42        71.7      743
36                                  5             1,726,066.47       1.06       6.587       79.89         0.0      705
60                                  6             1,628,718.02       1.00       6.456       67.83         4.6      750
-----------------------------------------------------------------------------------------------------------------------
Total:                            435           163,065,588.60     100.00       6.238       70.67        44.7      725
-----------------------------------------------------------------------------------------------------------------------









-------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for
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instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
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in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek
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necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
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Jan 13, 2004 00:28                                                                                            Page 8 of 8
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